SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  November 4, 2005

ACE Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-126118	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The consolidated balance sheets of XL Capital Assurance Inc. (“XLCA”) as of December 31, 2004 and December 31, 2003 and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

The balance sheets of XL Financial Assurance Ltd. as of December 31, 2004 and 2003 and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in the prospectus supplement, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 9.01

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

Exhibit No.

Description

23.1

Consent of Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

23.1

Consent of Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By: /s/ Doris Hearn

Name: Doris Hearn

Title: Vice President

Dated:  November 4, 2005

Exhibit Index

Exhibit No.	Description	Page

23.1	Consent of Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

23.1	Consent of Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.